AXP VP Growth Dimensions Fund
                            Performance Calculations

As disclosed in the Fund's prospectus, cumulative total return is the cumulative change in the value of an investment over a specified time period. We assume that income earned by the investment is reinvested.

   Cumulative Total Return = Ending Total Value  -  Initial Amount Invested
                                      Initial Amount Invested

   where: Ending Total Value = Initial Investment * (1 + (Gross Total Return* Contract Charge Factor)
   Contract Charge Factor  =   (Gross Total Return * Average Policy Size) -
   (Policy Fee * n))
                                  (Average Policy Size * Gross Total Return)
   Gross Total Return  =  Ending AUV - Initial AUV
                                                  Initial AUV
   Average Policy Size  =  $30,500
   Policy Fee  =  $30
   n  =  number of years

Based on an initial investment of $1,000 made on May 1, 1996, and the accumulation unit value information attached, the value of that investment at December 31, 1998 and total return for the period, is as follows:

      Gross Total Return  =  1.322249 - 1.000000  =  +  32.22%
                                  1.000000

      Contract Charge Factor  =  (32.22% * $30,500 - ($30 * 1.17)  =  99.64%
                                        ($30,500 * 32.22%)

      Ending Total Value  =  $1,000 * (1 + (32.22% * 99.64%)  =  $1,321.10

      Total Return  =  $1,321.10 - $1,000  =  32.11%
                            $1,000


Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over each period (n) in accordance with the formula prescribed by the Securities and Exchange P(1+T)n = ERV.

Average annual total return for the same period as above is as follows:

          $1,000 (1 + .2678) 1.17  =  $1,321.10    T  =  +  26.78%


                           AXP VP Bond Fund
                       Performance Calculations

As disclosed in the Fun's prospectus, cumulative total return is the cumulative change in the value of an investment over a specified time period. We assume that income earned by the investment is reinvested.

  Cumulative Total Return = Ending Total Value  -  Initial Amount Invested
                                       Initial Amount Invested

  where: Ending Total Value = Initial Investment * (1 + (Gross Total Return* Contrct Charge Factor)
  Contract Charge Factor  =   (Gross Total Return * Average Policy Size) -
  (Policy Fee * n))
                                 (Average Policy Size * Gross Total Return)
  Gross Total Return  =  Ending AUV - Initial AUV
                              Initial AUV
  Average Policy Size  =  $30,500
  Policy Fee  =  $30
  n  =  number of years

Based on an initial investment of $1,000 made on May 1, 1996, and the accumulation unit value information attached, the value of that investment at December 31, 1998 and total return for the period, is as follows:

   Gross Total Return  =  1.327264 - 0.995394  =  +  33.34%
                               0.995394

   Contract Charge Factor  =  (33.34% * $30,500) - ($30 * 3.86)  =  98.96%
                                    ($30,500 * 33.34%)

   Ending Total Value  =  $1,000 * (1.327264 / 0.995394) * 98.96%  =  $1,329.61

   Total Return  =  $1,329.61 - $1,000  =  32.96%
                          $1,000


Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over each period (n) in accordance with the formula prescribed by the Securities and Exchange P(1+T)n = ERV.

Average annual total return for the same period as above is as follows:

           $1,000 (1 + .0736) 3.86  =  $1,329.61    T  =  +  7.36%


                          AXP VP Managed Fund
                        Performance Calculations

As disclosed in the Fund's prospectus, cumulative total return is the cumulative change in the value of an investment over a specified time period. We assume that income earned by the investment is reinvested.

   Cumulative Total Return = Ending Total Value  -  Initial Amount Invested
                                    Initial Amount Invested

   where: Ending Total Value = Initial Investment * (1 + (Gross Total Return* Contract Charge Factor)
   Contract Charge Factor  =   (Gross Total Return * Average Policy Size) -
   Policy Fee * n))
                                    (Average Policy Size * Gross Total Return)
   Gross Total Return  =  Ending AUV - Initial AUV
                                Initial AUV
   Average Policy Size  =  $30,500
   Policy Fee  =  $30
   n  =  number of years

Based on an initial investment of $1,000 made on May 1, 1996, and the accumulation unit value information attached, the value of that investment at December 31, 1998 and total return for the period, is as follows:

  Gross Total Return  =  1.827258 - 0.993266  =  +  83.96%
                              0.993266

  Contract Charge Factor  =  (83.96% * $30,500) - ($30 * 3.86)  =  99.55%
                                       ($30,500 * 83.96%)

  Ending Total Value  =  $1,000 * (1.827258 / 0.993266) * 99.55%  =  $1,835.85

  Total Return  =  $1,835.85 - $1,000  =  83.58%
                          $1,000


Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over each period (n) in accordance with the formula prescribed by the Securities and Exchange P(1+T)n = ERV.

Average annual total return for the same period as above is as follows:

            $1,000 (1 + .1673) 3.86  =  $1,835.85    T  =  +  16.73%


                         AXP VP Cash Management Fund
                           Performance Calculations

As disclosed in the Fund's prospectus, cumulative total return is the cumulative change in the value of an investment over a specified time period. We assume that income earned by the investment is reinvested.

Cumulative Total Return = Ending Total Value  -  Initial Amount Invested
                                        Initial Amount Invested

where:   Ending Total Value  =  Initial Investment * (1 + (Gross Total Return*
Contract Charge Factor)
Contract Charge Factor  =   (Gross Total Return * Average Policy Size) -
(Policy Fee * n))
                                (Average Policy Size * Gross Total Return)
Gross Total Return  =  Ending AUV - Initial AUV
                             Initial AUV
Average Policy Size  =  $30,500
Policy Fee  =  $30
n  =  number of years

Based on an initial investment of $1,000 made on May 1, 1996, and the accumulation unit value information attached, the value of that investment at December 31, 1998 and total return for the period, is as follows:

   Gross Total Return  =  1.146121 - 0.998605  =  +  14.77%
                                0.998605

   Contract Charge Factor  =  (14.77% * $30,500) - ($30 * 3.86)  =  97.43%
                                      ($30,500 * 14.77%)

   Ending Total Value  =  $1,000 * (1.146121 / 0.998605) * 97.43%  =  $1,143.93

   Total Return  =  $1,143.93 - $1,000  =  14.39%
                           $1,000


Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over each period (n) in accordance with the formula prescribed by the Securities and Exchange P(1+T)n = ERV.

Average annual total return for the same period as above is as follows:

             $1,000 (1 + .0325) 3.86  =  $1,143.93    T  =  +  3.25%


                    AIM VI International Equity Fund
                        Performance Calculations

As disclosed in the Fund's prospectus, cumulative total return is the cumulative change in the value of an investment over a specified time period. We assume that income earned by the investment is reinvested.

 Cumulative Total Return = Ending Total Value  -  Initial Amount Invested
                                   Initial Amount Invested

 where:   Ending Total Value  =  Initial Investment * (1 + (Gross Total Return*
 Contract Charge Factor)
 Contract Charge Factor  =   (Gross Total Return * Average Policy Size) -
 (Policy Fee * n))
                                (Average Policy Size * Gross Total Return)
 Gross Total Return  =  Ending AUV - Initial AUV
                              Initial AUV
 Average Policy Size  =  $30,500
 Policy Fee  =  $30
 n  =  number of years

Based on an initial investment of $1,000 made on May 1, 1996, and the accumulation unit value information attached, the value of that investment at December 31, 1998 and total return for the period, is as follows:

   Gross Total Return  =  1.160183 - 0.999861  =  +  16.03%
                               0.999861

   Contract Charge Factor  =  (16.03% * $30,500) - ($30 * 1.17)  =  99.28%
                                  ($30,500 * 16.03%)

   Ending Total Value  =  $1,000 * (1.160183 / 0.999861) * 99.28%  =  $1,159.19

  Total Return  =  $1,159.19 - $1,000  =  15.92%
                          $1,000


Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over each period (n) in accordance with the formula prescribed by the Securities and Exchange P(1+T)n = ERV.

Average annual total return for the same period as above is as follows:

             $1,000 (1 + .1344) 1.17  =  $1,159.19    T  =  +  13.44%


                             AIM VI Value Fund
                          Performance Calculations

As disclosed in the Fund's prospectus, cumulative total return is the cumulative change in the value of an investment over a specified time period. We assume that income earned by the investment is reinvested.

 Cumulative Total Return = Ending Total Value  -  Initial Amount Invested
                                     Initial Amount Invested

 where:   Ending Total Value  =  Initial Investment * (1 + (Gross Total Return*
 Contract Charge Factor)
 Contract Charge Factor = ((Gross Total Return * Average Policy Size) - (Policy Fee * n))
                               (Average Policy Size * Gross Total Return)
 Gross Total Return  =  Ending AUV - Initial AUV
                              Initial AUV
Average Policy Size  =  $30,500
Policy Fee  =  $30
n  =  number of years

Based on an initial investment of $1,000 made on May 1, 1996, and the accumulation unit value information attached, the value of that investment at December 31, 1998 and total return for the period, is as follows:

 Gross Total Return  =  1.342966 - 1.000075  =  +  34.29%
                              1.000075

 Contract Charge Factor  =  (34.29% * $30,500) - ($30 * 1.17)  =  99.66%
                                    ($30,500 * 34.29%)

 Ending Total Value  =  $1,000 * (1.342966 / 1.000075) * 99.66%  =  $1,341.71

 Total Return  =  $1,341.71 - $1,000  =  34.17%
                       $1,000


Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over each period (n) in accordance with the formula prescribed by the Securities and Exchange P(1+T)n = ERV.

Average annual total return for the same period as above is as follows:

           $1,000 (1 + .2854) 1.17  =  $1,341.71    T  =  +  28.54%


                   Putnam VT Growth & Income Fund, Class IB
                         Performance Calculations

As disclosed in the Fun's prospectus, cumulative total return is the cumulative change in the value of an investment over a specified time period. We assume that income earned by the investment is reinvested.

 Cumulative Total Return = Ending Total Value  -  Initial Amount Invested
                                    Initial Amount Invested

 where:   Ending Total Value  =  Initial Investment * (1 + (Gross Total Return*
 Contract Charge Factor)
 Contract Charge Factor = ((Gross Total Return * Average Policy Size) - (Policy Fee * n))
                              (Average Policy Size * Gross Total Return)
 Gross Total Return  =  Ending AUV - Initial AUV
                               Initial AUV
 Average Policy Size  =  $30,500
 Policy Fee  =  $30
 n  =  number of years

Based on an initial investment of $1,000 made on May 1, 1996, and the accumulation unit value information attached, the value of that investment at December 31, 1998 and total return for the period, is as follows:

 Gross Total Return  =  1.181056 - 1.000538  =  +  18.04%
                             1.000538

 Contract Charge Factor  =  (18.04% * $30,500) - ($30 * .24)  =  99.87%
                                     ($30,500 * 18.04%)

 Ending Total Value  =  $1,000 * (1.181056 / 1.000538) * 99.87%  =  $1,180.19

 Total Return  =  $1,180.19 - $1,000  =  18.02%
                       $1,000


Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over each period (n) in accordance with the formula prescribed by the Securities and Exchange Commission: P(1+T)n = ERV.

Average annual total return for the same period as above is as follows:

             $1,000 (1 + 1.0053) 0.24  =  $1,180.19    T  =  +  100.53%

Fund Name (Inception Date)                                    Inception AUV              12/31/98 AUV
AXP VP Growth Dimensions Fund (5/1/96)                            1.000000               1.322249
AXP VP Bond Fund (10/30/81)                                       0.995394               1.327264
AXP VP Managed Fund (4/30/86)                                     0.993266               1.827258
AXP VP Cash Management Fund (10/30/81)                            0.998605               1.146121
AIM VI International Equity Fund (5/5/93)                         0.999861               1.160183
AIM VI Value Fund (5/5/93)                                        1.000075               1.342966
Putnam VT Growth & Income Fund, Class IB (2/1/88)                 1.000538               1.181056